OFFER TO LEASE

BRITISH COLUMBIA REAL ESTATE ASSOCIATION

DATED: May 02, 201

The Tenant hereby offers to lease (the "Offer") from the Landlord certain premises described below, on the following terms and conditions:

Part 1 – INFORMATION SUMMARY

		PARA REF
1. PREPARED BY		
1.1. Name of Brokerage	M&S Consulting Ltd.	
1.2. Brokerage Address	1800 Capilano Road, North Van, V7P 3B6	
1.3. Licensee (a licensee may be the Brokerage's managing broker(s), associate broker(s) or representative(s))	Steven Chen	
1.4. Brokerage Phone Number	604-616-5888 — 1.5 MLS® NO.	
2. PARTIES		
2.1. Landlord	0737293 B.C. Ltd.	
2.2. Landlord's Address	2700-550 Burrard Street, Van. V6C 0A3	
2.3. Landlord's Phone No.	604-987-4461 — Fax No. 604-984-4244	
2.4. Landlord's Residency (as defined in the Income Tax Act)	RESIDENT OF CANADA ☑ NON-RESIDENT OF CANADA ☐	
2.5. Tenant	One World Hotel Destination Service Inc.	
2.6. Address	301 – 2806 Kingsway, Van V5R 5T5	
2.7. Tenant's Phone No.	604-606-9080 — Fax No. 604-606-9083	
2.8. Occupation	Travel wholesaler	
2.9. Tenant's Operating Name	One World Hotel & Tours	
2.10. Covenantor	Vincent Ai	30
2.11. Address		30
2.12. Covenantor's Phone No.	604-789-8319 — Fax No.	30
3. PROPERTY		
3.1. Legal Description of Land	Plan: 80592 Blk: 5N Lot: 1 R6 SW — PID 800-054-412	18
3.2. Civic Address of Land/Building/Premises	#210-4251 Garden City Road	18
3.3. Premises	40x3m — Schedule 3.3 Attached Yes ☐ No ☐	18
3.4. Area of Premises	841 sf — Schedule 3.4 Attached Yes ☐ No ☐	18
4. TERM		
4.1. Term	3 years + 3 option.	19
4.2. Commencement Date	July 15, 2013	19
4.3. Expiry Date	July 14, 2016	19
5. POSSESSION/OCCUPANCY		
5.1. Date	May 06, 2013	20

6. RENT	YEAR(S) 1	YEAR(S) 2	YEAR(S) 3	YEAR(S)	YEAR(S)	PARA REF
6.1. Basic Rent Per Square Foot Per Annum	$22.50	$22.50	$22.50			21
6.2. Basic Rent Per Month	$1576.86	$1,576.86	$1576.86			21
6.3. Type of Lease	Net ☐ Gross ☑					22

6.4. Estimated Additional Rent for Year ∅ is $ ∅ Per Square Foot Per Annum ($ ∅ per month) 22

INITIALS

OFFER TO LEASE

BRITISH COLUMBIA REAL ESTATE ASSOCIATION

DATED: May 02, 2013

The Tenant hereby offers to lease (the "Offer") from the Landlord certain premises described below, on the following terms and conditions:

Part 1 – INFORMATION SUMMARY

		PARA REF
1. PREPARED BY		
1.1. Name of Brokerage	M & S Consulting Ltd.	
1.2. Brokerage Address	1800 Capilano Road, North Van, V7P 3B6	
1.3. Licensee (a licensee may be the Brokerage's managing broker(s), associate broker(s) or representative(s))	Steven Chen	
1.4. Brokerage Phone Number	604-616-5888 — 1.5 MLS® NO.	
2. PARTIES		
2.1. Landlord	0737293 B.C. Ltd.	
2.2. Landlord's Address	2700-550 Burrard Street, Van, V6C 0A3	
2.3. Landlord's Phone No.	604-987-4461 — Fax No. 604-984-4244	
2.4. Landlord's Residency (as defined in the Income Tax Act)	RESIDENT OF CANADA ☑ NON-RESIDENT OF CANADA ☐	
2.5. Tenant	One World Hotel Destination Service Inc.	
2.6. Address	301-2806 Kingsway, Van V5R 5T5	
2.7. Tenant's Phone No.	604-606-9880 — Fax No. 604-606-9083	
2.8. Occupation	Travel wholesaler	
2.9. Tenant's Operating Name	One World Hotel & Tours	
2.10. Covenantor	Vincent Ai	30
2.11. Address		30
2.12. Covenantor's Phone No.	604-789-8319 — Fax No.	30
3. PROPERTY		
3.1. Legal Description of Land	Plan: 80592 Blk: 5N Lot: 1 R6 SW — PID 800-054-012	18
3.2. Civic Address of Land/Building/Premises	# 210-4251 Gordon City Road	18
3.3. Premises	16x 3M(?) — Schedule 3.3 Attached Yes ☐ No ☐	18
3.4. Area of Premises	841 sf — Schedule 3.4 Attached Yes ☐ No ☐	18
4. TERM		
4.1. Term	3 years + 3 option.	19
4.2. Commencement Date	July 15, 2013	19
4.3. Expiry Date	July 14, 2016	19
5. POSSESSION/OCCUPANCY		
5.1. Date	May 06, 2013	20

6. RENT	YEAR(S) 1	YEAR(S) 2	YEAR(S) 3	YEAR(S)	YEAR(S)	PARA REF
6.1. Basic Rent Per Square Foot Per Annum	$22.50	$22.50	$22.50			21
6.2. Basic Rent Per Month	$1576.86	$1,576.86	$1576.86			21
6.3. Type of Lease	Net ☐ Gross ☑					22
6.4. Estimated Additional Rent for Year ___ is $ ___ Per Square Foot Per Annum ($ ___ per month)	— / 0 / 0					22

INITIALS

OFFER TO LEASE

BRITISH COLUMBIA REAL ESTATE ASSOCIATION

DATED: May 02, 2013

The Tenant hereby offers to lease (the "Offer") from the Landlord certain premises described below, on the following terms and conditions:

Part 1 – INFORMATION SUMMARY

		PARA REF
1. PREPARED BY		
1.1. Name of Brokerage	M&S Consulting Ltd.	
1.2. Brokerage Address	1800 Capilano Road, North Van, V7P 3B6	
1.3. Licensee (a licensee may be the Brokerage's managing broker(s), associate broker(s) or representative(s))	Steven Chen	
1.4. Brokerage Phone Number	604-616-5888 — 1.5 MLS® NO.	
2. PARTIES		
2.1. Landlord	0737293 B.C. Ltd.	
2.2. Landlord's Address	2700-550 Burrard Street, Van V6C 0A3	
2.3. Landlord's Phone No.	604-987-4461 — Fax No. 604-984-4244	
2.4. Landlord's Residency (as defined in the Income Tax Act)	RESIDENT OF CANADA ☑ NON-RESIDENT OF CANADA ☐	
2.5. Tenant	One World Hotel Destination Service Inc.	
2.6. Address	301 – 2806 Kingsway, Van V5R 5T5	
2.7. Tenant's Phone No.	604-606-9880 — Fax No. 604-606-9883	
2.8. Occupation	Travel wholesaler	
2.9. Tenant's Operating Name	One World Hotel & Tours	
2.10. Covenantor	Vincent Au	30
2.11. Address		30
2.12. Covenantor's Phone No.	604-789-8319 — Fax No.	30
3. PROPERTY		
3.1. Legal Description of Land	Plan: 80592 Blk: 5N Lot: 1 R6 S4 — PID 800-054-012	18
3.2. Civic Address of Land/Building/Premises	#210-4751 Garden City Road	18
3.3. Premises	V6X 3M7 — Schedule 3.3 Attached Yes ☐ No ☐	18
3.4. Area of Premises	841 sf — Schedule 3.4 Attached Yes ☐ No ☐	18
4. TERM		
4.1. Term	3 years + 3 option.	19
4.2. Commencement Date	July 15, 2013	19
4.3. Expiry Date	July 14, 2016	19
5. POSSESSION/OCCUPANCY		
5.1. Date	May 06, 2013	20

6. RENT	YEAR(S) 1	YEAR(S) 2	YEAR(S) 3	YEAR(S)	YEAR(S)	PARA REF
6.1. Basic Rent Per Square Foot Per Annum	$22.50	$22.50	$22.50			21
6.2. Basic Rent Per Month	$1576.86	$1576.86	$1576.86			21
6.3. Type of Lease	Net ☐ Gross ☑					22
6.4. Estimated Additional Rent for Year — is $ — Per Square Foot Per Annum ($ — per month)						22

INITIALS

BRITISH COLUMBIA REAL ESTATE ASSOCIATION

OFFER TO LEASE

DATED: May 02, 2013

The Tenant hereby offers to lease (the "Offer") from the Landlord certain premises described below, on the following terms and conditions:

Part 1 – INFORMATION SUMMARY

		PARA REF
1. PREPARED BY		
1.1. Name of Brokerage	M & S Consulting Ltd.	
1.2. Brokerage Address	1800 Capilano Road, North Van, V7P 3B6	
1.3. Licensee (a licensee may be the Brokerage's managing broker(s), associate broker(s) or representative(s))	Steven Chen	
1.4. Brokerage Phone Number	604-616-5888 — 1.5 MLS® NO.	
2. PARTIES		
2.1. Landlord	0737293 B.C. Ltd.	
2.2. Landlord's Address	2700-550 Burrard Street, Van V6C 0A3	
2.3. Landlord's Phone No.	604-987-4461 — Fax No. 604-984-4244	
2.4. Landlord's Residency (as defined in the Income Tax Act)	RESIDENT OF CANADA ☑ NON-RESIDENT OF CANADA ☐	
2.5. Tenant	One World Hotel Destination Service Inc.	
2.6. Address	301-2806 Kingsway, Van V5R 5T5	
2.7. Tenant's Phone No.	604-606-9880 — Fax No. 604-606-9083	
2.8. Occupation	Travel wholesaler	
2.9. Tenant's Operating Name	One World Hotel & Tours	
2.10. Covenantor	Vincent Ai	30
2.11. Address		30
2.12. Covenantor's Phone No.	604-789-8319 — Fax No.	30
3. PROPERTY		
3.1. Legal Description of Land	Plan: 80592 Blk: 5N Lot: 1 R6 S4 — PID 800-054-012	18
3.2. Civic Address of Land/Building/Premises	#210-4751 Garden City Road	18
3.3. Premises	16x3M — Schedule 3.3 Attached Yes ☐ No ☐	18
3.4. Area of Premises	841 sf — Schedule 3.4 Attached Yes ☐ No ☐	18
4. TERM		
4.1. Term	3 years + 3 option.	19
4.2. Commencement Date	July 15, 2013	19
4.3. Expiry Date	July 14, 2016	19
5. POSSESSION/OCCUPANCY		
5.1. Date	May 06, 2013	20

6. RENT	YEAR(S) 1	YEAR(S) 2	YEAR(S) 3	YEAR(S)	YEAR(S)	PARA REF
6.1. Basic Rent Per Square Foot Per Annum	$22.50	$22.50	$22.50			21
6.2. Basic Rent Per Month	$1576.86	$1576.86	$1576.86			21
6.3. Type of Lease	Net ☐ Gross ☑					22
6.4. Estimated Additional Rent for Year ∅ is $ ∅ Per Square Foot Per Annum ($ ∅ per month)						22

INITIALS: [signature]

DC2004 REV. JUL/14

WEBForms™ Jul/2010

OFFER TO LEASE

INFORMATION ABOUT THIS OFFER TO LEASE

THIS INFORMATION IS INCLUDED FOR THE ASSISTANCE OF THE PARTIES ONLY. IT DOES NOT FORM PART OF THE CONTRACT AND DOES NOT AFFECT THE PROPER INTERPRETATION OF ANY OF ITS TERMS.

A. **LEASES:** Understanding leases is of the utmost importance in the operation and ownership of investment properties such as offices, retail stores, industrial buildings and the operation and ownership of businesses. The leases establish the present and future income from the property and play a major role in determining property value. Leases form a significant expense for many businesses.

As offers to lease and leases tend to be complex and difficult to read, they should be read over carefully as their terms and conditions will vary significantly from lease to lease.

When completed, the Lease should include all terms and conditions that the parties have agreed to, and each page should be initialled by all parties to confirm that they have read and agreed to all of the terms of the Lease.

There are a wide variety of offers to lease, meant to cover the multitude of requirements of landlords and tenants. This Offer to Lease is a generic document and as such it will not be suitable for every situation. **Some situations it does not cover include:**

- early occupation by the tenant or access during the fixturing period,
- tenant improvement allowances and other tenant incentives,
- right of first refusal or options to lease adjoining space,
- right of first refusal or option to buy the premises,
- parking, signage or registration of the lease,
- percentage rents.

Each of these requirements should be addressed by attaching a separate schedule with the appropriate wording reflecting the requirements of the landlord or prospective tenant in this regard. When complete, read it over carefully to ensure that the schedule contains every additional term that the parties have agreed to.

B. **FLOOR MEASUREMENT OF COMMERCIAL PROPERTIES:** Uniformity and consistency in carrying out floor measurements is very important. The "Standard Method of Floor Measurement for Office Buildings" used by the Building Owners and Managers Association ("BOMA") and the Society of Industrial & Office REALTORS®, is recommended by The Canadian Real Estate Association.

Under the BOMA requirements, the rentable area of a multiple tenancy floor, whether above or below grade, is the sum of all rentable areas on that floor. The rentable area of an office on a multiple tenancy floor should be computed by measuring to the inside finish of permanent outer building walls, or to the glass line if at least 50% of the outer building wall is glass, to the office side of corridors and/or other permanent partitions, and to the centre of partitions that separate the premises from adjoining rentable areas. No deductions shall be made for columns and projections necessary to the building.

The rentable area of a single tenancy floor, whether above or below grade, should be computed by measuring to the inside finish of permanent outer building walls, or from the glass line where at least 50% of the outer building wall is glass. Rentable area shall include all area within outside walls, less stairs, elevator shafts, flues, pipe shafts, vertical ducts, air-conditioning rooms, fan rooms, janitor closets, electrical closets and such other rooms not actually available to the tenant for their furnishings and personnel and their enclosing walls. Toilet rooms within and exclusively serving only that floor shall be included in rentable area. No deductions shall be made for columns and projections necessary to the building.

To determine the number of square feet (or square metres) in a ground floor rentable store area, measure from the building line in the case of street frontages and from the inner surface of corridor and other permanent partitions and to the centre of partitions that separate the premises from adjoining rentable areas. No deduction should be made for vestibules inside the building line or for columns or projections necessary to the building. No addition should be made for bay windows extending outside the building line.

In addition to the foregoing, it is also recommended that in the case of industrial and warehouse buildings, the method of measurement now in practice be followed. For example, free-standing buildings with parking, loading and some useable storage area around the building should be measured on an "out to out" basis whereby the outside perimeter wall is used to calculate the gross rentable area. In multi-tenancy buildings, the floor space is calculated from the outside wall to the center of the party wall.